UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 16, 2021 (August 12, 2021)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Form of Performance-Based Restricted Stock Unit Award Agreement

On August 12, 2021, the Compensation Committee (“Compensation Committee”) of the Board of Directors of Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our” or the “Corporation”) approved a new performance-based restricted stock unit performance plan (the “Performance RSU Plan”) for all executive officers and eligible employees of the Corporation and its consolidated subsidiaries. In connection with the Performance RSU Plan, the Compensation Committee approved a form of performance-based restricted stock unit award agreement (the “Performance RSU Award Agreement”) under the 2019 Riot Blockchain, Inc. Equity Incentive Plan, as amended (the “2019 Equity Plan”) in relation to granting performance-based restricted stock units awards (“Performance RSU Awards”) to all executive officers and eligible employees of the Corporation and its consolidated subsidiaries, which are eligible to vest during the performance period ending December 31, 2023 (the “Performance Period”) based upon the Corporation achieving certain performance goals, as further described below.

The Performance RSU Award Agreement provides for the grant of Performance RSU Awards, which generally vest upon the successful completion of specified milestones for each 100 megawatts (“MW”) of added infrastructure capacity, as defined in the program, up to a total capacity of 1,500 MW (as described in the Performance RSU Award Agreement) (the “Infrastructure Development Target”). The Performance RSU Award Agreement also provides for the grant of Performance RSU Awards which generally vest if the Company achieves specified thresholds of Adjusted EBITDA (as described in the Performance RSU Award Agreement) (“Adjusted EBITDA”). The vesting and issuance of shares of common stock to the award participant only occurs if the Corporation achieves specified thresholds of the Infrastructure Development Target and Adjusted EBITDA during the Performance Period.

The exact number of shares issuable pursuant to the Performance RSU Award Agreement depends on level of the Corporation’s performance against the Infrastructure Development Target and Adjusted EBITDA target, as determined by the Compensation Committee during the Performance Period, and in general can range from 0% to 100% of the target number of Performance RSU Awards, depending on the level of achievement of the Infrastructure Development Target and Adjusted EBITDA targets. If the Infrastructure Development Target or Adjusted EBITDA targets have not been met by the end of the Performance Period, any unvested Performance RSU Awards are forfeited.

The foregoing description is subject to, and qualified in its entirety by (i) the Corporation’s 2019 Equity Plan, which was filed on September 20, 2019 with the Corporation’s Definitive Proxy Statement on Form DEF14A as Exhibit 4.5, as approved by the Corporation’s shareholders on October 23, 2019, as amended on November 12, 2020 with respect to the first amendment to the 2019 Equity Plan; and (ii) the Performance RSU Award Agreement, which is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Grants of Performance RSU Awards

Based on the Compensation Committee’s review and, in consultation with Meridian, its independent compensation consultant, the Compensation Committee determined to grant to the named executive officers and all eligible employees of the Corporation and its consolidated subsidiaries, Performance RSU Awards with a grant date of August 12, 2021. The following table sets forth the named executive officers and their total Performance RSU Awards target, which are eligible to vest during the Performance Period commencing in 2021 and ending December 31, 2023:

Name	Total Performance RSU Awards Target During the Performance Period
Benjamin Yi Executive Chairman	525,000
Jason Les Chief Executive Officer	525,000
Jeffrey McGonegal Chief Financial Officer	450,000
Megan Brooks Chief Operating Officer	400,000

The Performance RSU Awards will be measured against the performance goals set forth in the Performance RSU Award Agreement, as determined by the Compensation Committee during the Performance Period, and the number of shares of common stock of the Corporation that may eventually vest during the Performance Period, will be between 0% and 100% of an executive’s target shares, depending on his or her continued service with the Corporation and the extent to which the performance goals have been achieved during the Performance Period. If the Infrastructure Development Target or Adjusted EBITDA targets have not been met by the end of the three-year Performance Period, any unvested Performance RSU Awards will be forfeited.

The foregoing description of the Performance RSU Awards for the above-named executive officers is a summary and is qualified in its entirety by reference to the Performance RSU Award Agreement, filed herewith as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

The information provided in this Current Report, including the information set forth in the press release attached hereto as Exhibit 99.1, may include “forward-looking statements” (within meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) relating to future events or the future financial performance of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. However, the inclusion of forward-looking statements should not be regarded as a representation by the Corporation or any other person that future events, plans, or expectations contemplated by the Corporation will be achieved. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in reports relating to the Corporation may be found in the Corporation’s periodic filings with the Securities and Exchange Commission (“SEC”), including the factors described under the heading “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended, and its interim reports on Forms 10-Q and 8-K, as well as future reports the Corporation files with the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov. It is not possible to predict all risks, nor can the Corporation comprehensively assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Corporation may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Current Report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. All forward-looking statements included in this Current Report are made only as of the date of this Current Report, and the Corporation does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Corporation hereafter becomes aware, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

10.1	Form of Performance-Based Restricted Stock Unit Award Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: August 16, 2021